Exhibit 99.1

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) dated as of May 27, 2005 is by and among Advanced Medical Optics, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and Bank of America, N.A., as Administrative Agent on behalf of itself and the Lenders. All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, a credit facility was established in favor of the Borrower pursuant to the terms of that certain Second Amended and Restated Credit Agreement dated as of June 25, 2004 among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as amended, modified and supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments. The Credit Agreement is amended in the following respects:

(a) The definition of “Availability Period” in Section 1.01 is hereby amended to read as follows:

“Availability Period” means the period from and including the Closing Date to the earliest of (a) the day immediately preceding the Maturity Date, (b) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 2.07, and (c) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02.

(b) The last sentence of the definition of “Pro Rata Share” in Section 1.01 is hereby deleted in its entirety.

(c) The definition of “Required Lenders” in Section 1.01 is hereby amended to read as follows:

“Required Lenders” means, as of any date of determination, (a) Lenders holding in the aggregate more than 50% of the Revolving Credit Commitments and the outstanding Term Loan or (b) if the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02 or otherwise, Lenders holding in the aggregate more than 50% of the Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations, Foreign Currency Fronting Loans and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and the outstanding Term Loan; provided that the Commitment of, and the portion of the Revolving Credit Outstandings and the portion of the outstanding Term Loan held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

(d) The definition of “Term Loan” in Section 1.01 is hereby amended to read as follows:

“Term Loan” has the meaning specified in Section 2.01(b).

(e) The definitions of “Delayed Draw Term Loan”, “Initial Term Loan” and “Delayed Draw Term Loan Commitment” are hereby deleted from Section 1.01 in their entirety.

(f) Section 2.01(b) is hereby amended to read as follows:

(b) On the Closing Date, the Lenders made available to the Borrower a term loan in Dollars in an aggregate principal amount equal to TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000) (the “Term Loan”). Amounts repaid or prepaid on the Term Loan may not be reborrowed. The Term Loan may consist of Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(g) Section 2.07(f) is hereby deleted in its entirety.

(h) Section 2.10(c) is hereby deleted in its entirety.

(i) Section 5.02(e) is hereby deleted in its entirety.

(j) Section 7.11 is hereby amended to read as follows:

7.11	Use of Proceeds.

Use the proceeds of the Credit Extensions (a) to refinance existing Indebtedness, (b) to partially finance the VISX Acquisition, (c) to provide for working capital to the Borrower and its Subsidiaries, (d) to pay fees and expenses related to the VISX Acquisition and (e) for other general corporate purposes not in contravention of any Law or of any Loan Document; provided, however, that in no event shall any proceeds from any Loan be used to pay, prepay or redeem the principal amount of the Indebtedness under the Existing Convertible Senior Subordinated Notes Documents, the Indebtedness under the 2004 Convertible Senior Subordinated Notes Documents or any other Indebtedness that is subordinated to any Obligations or to purchase, redeem or acquire any Equity Interests of the Borrower.

(k) Section 7.12 is hereby amended by adding a new sentence to the end of such Section to read as follows:

Notwithstanding the foregoing or anything else in the Loan Documents to the contrary, the parties hereto agree that VISX shall not be required to pledge 66% of the Capital Stock of VISX Japan K.K. as required by this Section 7.12; provided that VISX Japan K.K. is merged or consolidated with and into AMO Japan K.K. on or before November 30, 2005.

2

(l) Section 8.02(q) is hereby amended to read as follows:

(q) the VISX Acquisition; and

(m) Section 11.01(i) is hereby amended to read as follows:

(i) without the consent of the Term Loan Lenders holding more than fifty percent (50%) of the outstanding Term Loan (other than Defaulting Lenders), (i) amend, change, waive, discharge or terminate Section 2.06 so as to alter the manner or application of proceeds of any mandatory prepayment required by such Section 2.06 and (ii) amend, change, waive, discharge or terminate Section 2.05(d) (although if additional extensions of term loans are extended after the Closing Date pursuant to this Agreement with the consent of the Required Lenders, such extensions of term loans shall be included on a pro rata basis in the various prepayments or repayments required pursuant to Section 2.05 and Section 2.06);

(n) Schedule 2.01 is hereby amended in its entirety to read as provided on Schedule 2.01 attached hereto.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Required Lenders, Revolving Credit Lenders holding more than fifty percent (50%) of the Revolving Credit Commitments (other than Defaulting Lenders), and the Administrative Agent;

(b) receipt by the Administrative Agent of favorable opinions of U.S. counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, and in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel;

(c) receipt by the Administrative Agent of resolutions of each Loan Party approving this Amendment and authorizing execution and delivery thereof, certified by a Responsible Officer of such Loan Party to be true and correct and in force and effect as of the date hereof;

(d) receipt by the Administrative Agent, any Lender and/or their affiliates of all fees and expenses required to be paid on or before the date hereof;

(e) receipt by the Administrative Agent on the VISX Acquisition Date of a Pro Forma Compliance Certificate from the Borrower demonstrating that, upon giving effect to the VISX Acquisition, the Loan Parties are in compliance with the financial covenants set forth in Section 8.11(a), (b) and (d) as of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b);

(f) receipt by the Administrative Agent of the VISX Acquisition Date Certificate;

3

(g) receipt by the Administrative Agent of a copy, certified by a Responsible Officer of the Borrower as true and complete, of the VISX Purchase Agreement, together with all exhibits and schedules thereto;

(h) receipt by the Administrative Agent of reasonably satisfactory evidence that (i) the VISX Acquisition will be consummated on the VISX Acquisition Date in compliance with applicable law and regulatory approvals and in accordance with the VISX Acquisition Documents and (ii) the portion of the purchase price for the VISX Acquisition paid in cash shall not exceed $185 million;

(i) receipt by the Administrative Agent of (i) the unaudited balance sheet of VISX and its Subsidiaries as of the fiscal quarter most recently ended prior to the VISX Acquisition Date (and at least thirty (30) days prior to the VISX Acquisition Date) and the related statements of income or operations and cash flows for VISX and its Subsidiaries for such fiscal quarter and (ii) pro forma forecasts of income or operations and cash flows for the first year subsequent to the VISX Acquisition prepared by management of the Borrower after giving effect to the VISX Acquisition, each in form reasonably satisfactory to the Administrative Agent;

(j) receipt by the Administrative Agent of (i) searches of Uniform Commercial Code filings in each jurisdiction where any collateral to be acquired by any Loan Party in the VISX Acquisition is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in such collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Liens permitted pursuant to Section 8.01 hereof, (ii) duly executed or authorized, as necessary, UCC filings, mortgages, notices of grant of security interest in patents, trademarks and/or copyrights and related documents (other than any documents related to the pledge of the Capital Stock of VISX Japan K.K., a Japan corporation) as are reasonably necessary, in the Administrative Agent’s reasonable discretion, to attach and perfect the Administrative Agent’s security interest in such collateral (in each case, only to the extent required by this Agreement and the other Loan Documents) and (iii) a duly executed Joinder Agreement for each entity that will become a Domestic Subsidiary after giving effect to the VISX Acquisition along with a favorable opinion of U.S. counsel with respect to any such entity that is a Material Subsidiary; and

(k) receipt of all necessary material governmental and third party consents and approvals (without the imposition of any conditions that are not reasonably acceptable to the Joint Lead Arrangers) with respect to the VISX Acquisition, which consents and approvals shall remain in effect, and expiration of all applicable waiting periods with respect to the VISX Acquisition without any material adverse action being taken by any competent authority.

3.	Miscellaneous.

(a) The Credit Agreement (as amended by this Amendment), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) hereby confirms and agrees that its Guaranty shall continue and remain in full force and effect after giving effect to this Amendment and that, notwithstanding any contrary terms in such Guaranty, such Guaranty now applies to the Credit Agreement as amended by this Amendment.

4

(c) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those of the Lenders and the Administrative Agent and those that have already been obtained and are in full force and effect as of the date hereof.

(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

(f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:	ADVANCED MEDICAL OPTICS, INC.,
a Delaware corporation

	By:	/s/ Richard Meier
	Name:	Richard Meier
	Title:	Executive Vice President of Operations and Finance and Chief Financial Officer

GUARANTORS:	AMO HOLDINGS, INC.,
a Delaware corporation, formerly AMO Holdings, LLC

	By:	/s/ Richard Meier
	Name:	Richard Meier
	Title:	Executive Vice President of Operations and Finance and Chief Financial Officer

VISX, INCORPORATED,
a Delaware corporation

	By:	/s/ Richard Meier
	Name:	Richard Meier
	Title:	Executive Vice President of Operations and Finance and Chief Financial Officer

VISX USA, INC.,
a Delaware corporation

	By:	/s/ Richard Meier
	Name:	Richard Meier
	Title:	Executive Vice President of Operations and Finance and Chief Financial Officer

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Lau
Name:	Angela Lau
Title:	Assistant Vice President

MORGAN STANLEY SENIOR FUNDING INC., as Syndication Agent and Lender

By:	/s/ Jaap L. Tonckens
Name:	Jaap L. Tonckens
Title:	Vice President

BANK OF AMERICA, N.A., as Swing Line Lender, L/C Issuer, Foreign Currency Fronting Lender and Lender

By:	/s/ Peter D. Griffith
Name:	Peter D. Griffith
Title:	Senior Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Aurum CLO 2002-1 Ltd.,
By Columbia Management Advisors, Inc.
As Investment Manager

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Vice President

Flagship Capitol CLO III
by Flagship Capitol Management, Inc.

By:	/s/ Colleen Cunniffe
Name:	Colleen Cuniffe
Title:	Director

Flagship Capitol CLOIV
By: Flagship Capital Management,
Attorney-in-Fact

By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Stephen W. Dunne
Name:	Stephen W. Dunne
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Putnam Floating Rate Income Fund

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Boston Harbor CLO 2004-1, Ltd.

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

VAN KAMPEN SENIOR LOAN FUND By: Van Kampsen Asset Management

By:	/s/ Brad Langs
Name:	Brad Langs
Title:	Executive Director

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management

By:	/s/ Brad Langs
Name:	Brad Langs
Title:	Executive Director

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Bushnell CBNA Loan Funding LLC, for itself Or as Agent for Bushnell CFPI Loan Funding LLC.

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney-In-Fact

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ Meredith J. Koslick
Name:	Meredith J. Koslick
Title:	Assistant Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Janice T. Thede
Name:	Janice T. Thede
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

General Electric Capital Corporation

By:	/s/ Jeffrey P. Hoffman
Name:	Jeffrey P. Hoffman
Title:	Its Duly Authorized Signatory

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GRANITE VENTURES I LTD. By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ W. Anthony Edson
Name:	W. Anthony Edson
Title:	Authorized Signatory

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

STONE TOWER CLO III LTD. BY: Stone Tower Debt Advisors LLC,] As its Collateral Manager

By:	/s/ W. Anthony Edson
Name:	W. Anthony Edson
Title:	Authorized Signatory

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

STONE TOWER CLO II LTD. By: Stone Tower Debt Advsors LLC. as its Collateral Manager

By:	/s/ W. Anthony Edson
Name:	W. Anthony Edson
Title:	Authorized Signatory

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Nuveen Floating Rate Income Fund, as a lender By: Symphony Asset Management, LLC

By:	/s/ Lenny Mason
Name:	Lenny Mason
Title:

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Nuveen Senior Income Fund, as a lender By: Symphony Asset Management, LLC

By:	/s/ Lenny Mason
Name:	Lenny Mason
Title:

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Mark Osterheld
Name:	Mark Osterheld
Title:	Assistant Treasurer

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JP Morgan Chase Bank, N.A.

By:	/s/ Stephen C. Price
Name:	Stephen C. Price
Title:	Senior Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMMC CLO IV, LIMITED name of Lender
By:	American Money Management Corp., As Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMMC CLO III, LIMITED
By:	American Money Management Corp., As Collateral Manager

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ Adam Brown
Name:	Adam Brown, CFA
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ Adam Brown
Name:	Adam Brown, CFA
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FORTRESS PORTFOLIO TRUST By: Four Corners Capital Management, LLC As Investment Manager

By:	/s/ Adam Brown
Name:	Adam Brown, CFA
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FOUR CORNERS CLO 2005-1 Ltd. By: Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Adam Brown
Name:	Adam Brown, CFA
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PNC Bank, National Association

By:	/s/ Luke G. McElhinney
Name:	Luke G. McElhinney
Title:	Vice President

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UBS Loan Finance LLC

By:	/s/ Wilfred V. Salnt
Name:	Wilfred V. Salnt
Title:	Director, Banking Products Services, US

UBS Loan Finance LLC

By:	/s/ Winslowe Ogbourne
Name:	Winslowe Ogbourne
Title:	Associate Director Banking Products Services, US

ADVANCED MEDICAL OPTICS, INC.

SECOND AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Revolving Credit Commitment	Pro Rata Share of Revolving Credit Commitment
Bank of America, N.A.	$52,500,000	17.500000000%
JPMorgan Chase Bank, N.A.	$40,000,000	13.333333333%
UBS Loan Finance LLC	$40,000,000	13.333333333%
Union Bank of California, N.A.	$35,000,000	11.666666667%
US Bank National Association	$35,000,000	11.666666667%
Morgan Stanley Senior Funding Inc.	$27,500,000	9.166666667%
General Electric Capital Corporation	$25,000,000	8.333333333%
PNC Bank, National Association	$25,000,000	8.333333333%
The Governor and Company of Bank of Ireland	$10,000,000	3.333333333%
UFJ Bank Limited	$10,000,000	3.333333333%
Total	$300,000,000	100%